Exhibit 99.2

0 Fourth Quarter and Year End 2022 Results Presentation March 2, 2023

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the PSLRA. Forward-looking statements in this presentation are based on currently available information, expectations, estimates, assumptions and projections, and our management's beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions. These statements are not statements of historical fact. When used in our documents, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, could, should, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts, should, seeks, mission, goals, promise or variations of these words or similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation include, but are not limited to, statements describing our strategic goals, mission and promise, expectations regarding the California General Rate Case, California Cost of Capital, impacts from decoupling, our ability to estimate for certain mechanisms, drought conditions, expected or target capital expenditure, completion of pending acquisitions, estimated investments and depreciation, rate base estimates and our expectations regarding regulatory outcomes and potential impacts, growth efforts and risk management. The forward-looking statements are not guarantees of future performance. They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks. Consequently, actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause actual results to be different than those expected or anticipated include, but are not limited to: the impact of the ongoing COVID-19 pandemic and related public health measures; our ability to invest or apply the proceeds from the issuance of common stock in an accretive manner; governmental and regulatory commissions' decisions, including decisions on proper disposition of property; consequences of eminent domain actions relating to our water systems; changes in regulatory commissions' policies and procedures, such as the CPUC's decision in 2020 to preclude companies from proposing fully decoupled WRAMs in their next GRC filing (which impacted our 2021 GRC filing related to our operations commencing in 2023); the outcome and timeliness of regulatory commissions' actions concerning rate relief and other matters, including with respect to our 2021 GRC filing and our Cost of Capital filing; increased risk of inverse condemnation losses as a result of climate change and drought; our ability to renew leases to operate water systems owned by others on beneficial terms; changes in California State Water Resources Control Board water quality standards; changes in environmental compliance and water quality requirements; electric power interruptions, especially as a result of Public Safety Power Shutoff (PSPS) programs; housing and customer growth; the impact of opposition to rate increases; our ability to recover costs; availability of water supplies; issues with the implementation, maintenance or security of our information technology systems; civil disturbances or terrorist threats or acts; the adequacy of our efforts to mitigate physical and cyber security risks and threats; the ability of our enterprise risk management processes to identify or address risks adequately; labor relations matters as we negotiate with the unions; changes in customer water use patterns and the effects of conservation, including as a result of drought conditions; our ability to complete, in a timely manner or at all, successfully integrate and achieve anticipated benefits from announced acquisitions; the impact of weather, climate change, natural disasters, and actual or threatened public health emergencies, including disease outbreaks, on our operations, water quality, water availability, water sales and operating results and the adequacy of our emergency preparedness; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; risks associated with expanding our business and operations geographically; the impact of stagnating or worsening business and economic conditions, including inflationary pressures, general economic slowdown or a recession, increasing interest rates, and changes in monetary policy; the impact of market conditions and volatility on unrealized gains or losses on our non-qualified benefit plan investments and our operating results; the impact of weather and timing of meter reads on our accrued unbilled revenue; and other risks and unforeseen events described in our SEC filings. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the Annual 10-K, Quarterly 10-Q, and other reports filed from time-to-time with the Securities and Exchange Commission (SEC). We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

CALIFORNIA WATER SERVICE GROUP
INVESTING FOR LIFE
INVESTOR RELATIONS 1

INVESTOR RELATIONS Tom Smegal Vice President, CFO & Treasurer Tom Scanlon Corporate Controller Marty Kropelnicki President & CEO Greg Milleman Vice President, Rates & Regulatory Affairs Today’s Participants 2

INVESTOR RELATIONS Presentation Overview o Our Values and Priorities o Financial Results o Financial Highlights and Earnings Bridges o California Regulatory Update o California Drought Update o Capital Update o Business Development Status o CapEx and Rate Base Tables o Looking Forward 3

4 BOARD UPDATE 4 BOARD UPDATE INVESTOR RELATIONS 4

INVESTOR RELATIONS Financial Results: Full Year 2022 (Amounts are in millions, except for EPS) 2021 2022 Variance Operating Revenue $790.9 $846.4 7.0% Operating Expenses $664.1 $718.8 8.2% Net Interest Expense $43.2 $44.3 2.6% Net In come attributable to CWT $101.1 $96.0 (5.1%) Diluted EPS $1.96 $1.77 (9.8%) Capital Investments $293.2 $327.8 11.8% 6

INVESTOR RELATIONS NET INCOME ATTRIBUTABLE TO CWT DECREASED $5.1M PRIMARILY DUE TO AN $11.0M UNREALIZED CHANGE IN THE VALUATION OF NONQUALIFIED RETIREMENT PLAN ASSETS AND A $1.1M INCREASE IN INTEREST EXPENSE, OFFSET BY A $1.7M INCREASE IN UNBILLED REVENUE AS EXPECTED, THE THIRD YEAR OF A CALIFORNIA GENERAL RATE CASE ( GRC ) RESULTED IN OPERATING EXPENSE INCREASES ALONG WITH CAPITAL - RELATED COSTS INCREASING FASTER THAN RATE RELIEF HIGHER CAPITAL INVESTMENTS IN THE 4 TH QUARTER LED TO A RECORD AMOUNT OF CAPEX FOR THE FULL YEAR 2022 Full Year Financial Highlights 8

INVESTOR RELATIONS (Amounts are in millions, except for EPS) Q4 2021 Q4 2022 Variance Operating Revenue $173.3 $200.9 15.9% Operating Expenses $162.9 $174.7 7.2% Net Interest Expense $11.3 $11.1 (1.8%) Net In come Attributable to CWT $3.5 $19.6 458.6% Diluted EPS $0.07 $0.35 438.6% Capital Investments $85.4 $105.7 23.8% Financial Results: Fourth Quarter 2022 5

INVESTOR RELATIONS NET INCOME ATTRIBUTABLE TO CWT INCREASED $16.1M UNBILLED REVENUE INCREASED $11.1M AND WE RECORDED A $0.5M INCREASED CHANGE IN VALUATION OF THE COMPANY’S NONQUALIFIED RETIREMENT PLAN ASSETS AS COMPARED TO Q4 2021. $11.8M INCREASED TOTAL OPERATING EXPENSES DUE MAINLY TO COST CHANGES TIED TO UPDATED DEFERRAL OF OPERATING REVENUE AND INCREASES IN CONSERVATION, WATER PRODUCTION, AND MEDICAL EXPENSES AS COMPARED TO Q4 2021 GENERAL RATE INCREASES OF $5.5M Fourth Quarter Financial Highlights 7

INVESTOR RELATIONS EPS Bridge Q4 2021 to Q4 2022 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.02 $0.14 - $0.09 $0.20 $0.35 $0.01 $0.07 9

INVESTOR RELATIONS EPS Bridge Full Year 2021 to 2022 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 - $0.02 $0.51 $1.96 - $0.14 - $0.11 $1.77 - $0.43 10

California Cost of Capital Update • Once again, no new updates in the quarter from the Administrative Law Judge on the open cost of capital case. It is not clear to the parties when a proposed decision will be issued, but as of today the earliest a final decision could be approved is April 2023. • Because of the delay in issuing a decision, the company cannot determine whether changes in market conditions since the filing could affect the final decision on any of the components of cost of capital. • Given the success of the company’s financing program, our proposed cost of debt in the application was lower than last adopted. The company has not reserved for any potential outcome of the proceeding. In the event the CPUC adopts capital components retroactively, 2023 results may include any customer refund liability associated with that retroactivity, including up to an $11 million annual impact for reduced debt costs, with additional unknown impacts from potential changes to adopted capital structure and allowed return on equity. 11

California General Rate Case Update • No update on timing of a proposed decision. • The ALJ assigned to our case is also assigned to Golden State Water’s GRC, which is currently delayed over 15 months. • Cal Water and the Public Advocates Office filed a settlement on September 2, 2022 covering issues of rate design, sales forecast, and other issues. • Litigated items not included in the settlement included capital investment budgets, WRAM balancing account recovery, and some expenses. • The ALJ ruled on February 13, 2023 that Cal Water’s interim rates, effective January 1, 2023, can include a 4% rate increase in most California districts beginning April 15, 2023. • Interim rates are subject to adjustment based on the final outcome of the case. 12

INVESTOR RELATIONS Focus on Decoupling for 2023 • Starting in 2023, Cal Water will no longer be decoupled and expects again to experience revenue (sales) and production cost (source mix) variability. • The 2021 General Rate Case settlement and stipulations contain provisions designed to mitigate the absence of a decoupling program: • Lower estimated sales factoring in continued conservation efforts • Rates designed to reduce revenue volatility by increasing the amount collected in fixed monthly service charges but still send a price signal to the highest users • Estimated production costs accounting for a realistic mix of water sources • Legislation asking the CPUC to reconsider decoupling was signed into law by Governor Newsom on September 30, 2022. • Cal Water and others have appealed the CPUC decoupling decision to the California Supreme Court – the case is fully briefed and we anticipate oral arguments by mid - 2023. 13

INVESTOR RELATIONS CA Tracker Status for 2023 • Mechanisms we should be able to estimate prior to a GRC decision: • Incremental Cost Balancing Account (ICBA) covers changes in unit prices for production costs. • Conservation Balancing Account covers conservation expenses • Mechanisms which are in effect, but which we will not be able to estimate due to uncertainty of the GRC adopted revenue requirement: • Drought Lost Revenue Account tracks lost sales revenue due to the drought • Interim Rate Memorandum account tracks the difference between interim rates and final rates adopted in the GRC • Unopposed mechanisms , but which we do not currently have enough information to estimate: • Monterey - style revenue adjustment mechanism would track differential effect of tiered pricing on changes in water sales • 2023 - 2025 Health Care Balancing account (HCBA) covers changes in medical costs • 2023 - 2025 Pension Balancing Account would track changes in pension costs 14

INVESTOR RELATIONS A SERIES OF “ATMOSPHERIC RIVER” STORMS IN JANUARY 2023 AND A WET, COLD FEBRUARY HAS DRAMATICALLY IMPROVED WATER SUPPLY CONDITIONS FOR CALIFORNIA’S REGIONAL SURFACE WATER SYSTEMS GROUNDWATER LEVELS REACT SLOWLY TO SEASONAL PRECIPITATION AND MAY RECOVER SOMEWHAT THIS YEAR COLORADO RIVER CONTINUES IN LONG - TERM DEFICIT WITH CONTINUED IMPACTS TO SUPPLY IN SOUTHERN CALIFORNIA CONSERVATION CONTINUES – CALIFORNIA CUSTOMER USAGE IN Q4 2022 WAS 8.2% LOWER THAN 2021 AND 17% LOWER THAN ADOPTED CAL WATER’S Q4 DROUGHT EXPENDITURES OF $0.5M ARE RECORDED IN A MEMORANDUM ACCOUNT FOR POTENTIAL FUTURE RECOVERY. TOTAL BALANCE SINCE 2021 IS $1.9M. California Drought Update 15

INVESTOR RELATIONS Capital Investment Update • We invested a record amount in capital in 2022, in part due to growth in spending in all subsidiaries • Q4 capital spending increased due to good weather conditions during the quarter and previous planning efforts to improve materials availability • 2023 target capital spending will still be in a wide range due to uncertainty over the California GRC outcome • We expect increased capital expenditures in non - California utilities in 2023 due to the recent acquisitions and expansions 16

INVESTOR RELATIONS Business Development Project Updates System Water Connections Wastewater Connections Total Status Animas Valley (NM) 2,000 2,000 Closed April 2022 Railyard (TX) – BVRT Utility 350 (up to 1,500 at buildout) 350 (up to 1,500 at buildout) Closed June 2022 Keahou (HI) 1,500 Equivalent Dwelling Units (EDUs) 1,500 EDUs Closed December 2022 Skylonda (CA) 176 176 CPUC Approved June 2022* HOH Utilities (HI) 1,800 EDUs 1,800 EDUs HPUC Approved June 2022 * Stroh’s Water (WA) 900 900 WUTC Approved January 2023* Bethel Green Acres (WA) 200 200 WUTC Approved February 2023* Monterey Water (NM) 380 380 Announced March 2022* KSSCS (HI) 400 EDUs 400 EDUs Announced April 2022* Camino Real (TX) – BVRT Utility Up to 5,000 for current phase Up to 5,000 for current phase Up to 10,000 for current phase Announced water supply agreement August 2022* Lake Section (NM) 5,000 5,000 Announced January 2023* *All announced acquisitions are subject to customary closing conditions and regulatory approval unless noted 17

INVESTOR RELATIONS $118 $116 $131 $177 $229 $259 $272 $274 $299 $293 $328 $360 $365 $55 $58 $61 $61 $64 $77 $84 $89 $99 $115 $124 $133 $0 $50 $100 $150 $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023* 2024* Capital Investment Depreciation Capital Investment and Depreciation (in millions) * 2023 - 2024 Estimated investments and depreciation include amounts filed in the California 2021 GRC plus estimates for other sta tes. 2008 - 2019 CAGR 9.7% 2015 - 2022 TOTAL CapEx 3x DEPRECIATION $109 18

INVESTOR RELATIONS Estimated Regulated Rate Base of CWT (in billions ) *2023 - 2025 Rate Base Estimates include filed proposal in 2021 California General Rate Case plus estimated rate base in other sta tes. These values are not yet adopted and are subject to review and approval of the CPUC and other regulators. $1.06 $1.12 $1.24 $1.61 $2.74 $1.26 $ 1.82 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2016 2017 2018 2019 2020 2021 2022 *2023 *2024 *2025 $1.95 $2.24 $2.49 19

INVESTOR RELATIONS Looking Forward o Short - term regulatory uncertainty remains in California as we await two significant case outcomes. Over the long - term, we remain optimistic about the CPUC regulatory compact and our long - term capital investment growth o Our quarterly financial results will not include the potential effects of several regulatory mechanisms in the California GRC until the outcome of that case is clear o While focused on regulation, we continue to make progress on business development efforts and risk management, including close attention to supply chains, drought, and climate change issues 2 0

DISCUSSION